Polaris at a glance: Manufacturer of a diversified mix of high-quality, high-performance motorized products for recreational and utility use Manufacturing and distribution facilities located in Minnesota, Wisconsin, Iowa and South Dakota Highly productive non-union workforce - 3,400 strong Product innovation key to success National and international distribution system - nearly 2,000 dealers in North America and over 50 distributors and 5 subsidiaries serving 126 countries

2004 - A GOLDEN YEAR FOR POLARIS 50 Years of Providing Quality Products to Our Customers 1954 - The Legend Begins Hetteen brothers and David Johnson build the first snowmobile 1954 - 2003 Diversified the business over the years Snowmobiles - 1956 ATVs - 1985 Personal Watercraft - 1991 International Operations - mid-1990's Motorcycles - 1998 Retail Financial Services - 1999 Our Company Today $1.6 Billion sales in 2003 Strong balance sheet Growing opportunity in motorcycles Highly profitable (return on shareholder equity = 37% in 2003) International business is 9% of total Company and growing PG&A continues to expand Strong Brand Good market positions in snowmobiles and ATV $2+ billion in market capitalization

Strong Business Foundation Percentage of Sales by Product line Percent of 2003 Sales from Continuing Operations

Ten Year CAGR: 13% Consistent Financial Performance 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Guidance 512 692.5 909 985 947.8 1105.7 1244.8 1327 1427.4 1468.2 1552.4 1552.4 170 11-13% range Dollars (in millions) Ten Year CAGR: 16% Net Income Per Share from Continuing Operations 1994-2004 $2.97 - $3.01 12 - 13% Increase 22 consecutive years of earnings growth 26 consecutive quarters of increased sales and earnings Sales from Continuing Operations 1994-2004 $1.00 $1.19 $1.27 $1.42 $1.51 $1.70 $1.89 $2.07 $2.36 $2.66 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Guidance

Consistent Financial Performance Debt to Total Capital Ratio 1994-2003 Ample Credit Capacity 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 0.41 0.43 0.42 0.45 0.4 0.44 0.47 0.44 0.41 0.4 0.37 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 0 0.25 0.18 0.13 0.12 0.19 0.19 0.07 0.06 0.05 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 43% 42% 45% 40% 44% 47% 44% 41% 40% 37% 0% 25% 18% 13% 12% 19% 19% 7% 6% 5% Return on Shareholders Equity 1994-2003 Industry-Leading

Ten Year CAGR: 11% Consistent Financial Performance 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 59 84 86 88 89 101 111 123 144 166 169 (Dollars in Millions) *Before Changes in Current Operating Items and Deferred Taxes Note: A reconciliation of the Company's calculation of cash flow provided to the most directly comparable cash flow measure, as required by Regulation G, appears in the appendix of this presentation. Cash Flow from Continuing Operations* 1993-2003

1996 1997 1998 1999 2000 2001 2002 2003 2004 YTD East 1 3 2.2 3 2.4 2.2 2.4 2.4 1.1 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Consistent Financial Performance Cash Flow Used to Fund... Capital Investments for Continuing Operations Shares Repurchased Through September 30, 2004 the Company has repurchased 19.7 million of 23.0 million authorized for a total of $432 million. 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 0.22 0.3 0.32 0.36 0.4 0.44 0.5 0.56 0.62 0.92 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Dividends +48% $0.30 $0.32 $0.36 $0.40 $0.44 $0.50 $0.56 $0.62 $0.92 In Millions 1.0 2.9 2.2 3.0 2.4 2.2 2.4 2.4 1996 1997 1998 1999 2000 2001 2002 2003 2004 YTD East 14 40 38 52 40 49 76 73 49 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $14 $40 $38 $52 $40 $49 $76 $73 Shares repurchased $ In Millions 1999 2000 2001 2002 2003 2004 Guidance East 61 62 53 52 59 88 $0.22 1.1 $49 15 $ In Millions $85 - $90 Cash utilized

Marine Business Exit Effective September 2, 2004 Reason for decision Declining PWC market from peak industry-wide sales of 225,000 units in 1996 to about 120,000 units today Polaris sales peaked at $171 million in 1996 and steadily declined over the subsequent years In 2003, sales by Polaris marine division was $54 million, only 3% of the Company's total sales Polaris has had operating losses every year since inception in 1992, totaling over $120 million in cumulative pre-tax losses Positive impact on remaining business The exit from the marine business allows the Company to focus resources on core products including ATVs, utility vehicles, snowmobiles, PG&A, Victory motorcycles and on expanding international operations $7 million in new product tooling and research and development spent in 2003 in the marine division will be redeployed to our remaining growing product lines Financial Impact The Company recorded a loss on disposal of discontinued operations of $36 million, or $24 million after tax ($0.53 per diluted share), during the third quarter 2004 The loss included $29 million in expected future cash payments to support the dealers in selling their remaining inventory, incentives and discounts to encourage consumers to purchase remaining products, costs to cancel supplier arrangements, legal and regulatory issues, and personnel termination costs The loss also included $7 million in non-cash costs related primarily to the disposition of factory inventory, tooling, and other physical assets 17

We have had a good run over past 5 years - however, we think the best is yet to come. What makes Polaris an attractive investment? * In 1998, Polaris entered into a settlement agreement related to a trade secret infringement claim brought by Injection Research Specialists, Inc. The one- time provision for litigation loss amounted to $61.4 million, or $0.77 per diluted share in 1998. The settlement had no effect on the future operations of the Company. Excluding this charge, other operating expenses, net income and diluted net income per share from continuing operations for 1998 would have been $101.2 million, $78.4 million and $1.52 per share, respectively.

ATVs Motorcycles* Snowmobiles 2004 Guidance 2004 Guidance 6 6 1 1043 1043 52 52 North 45.9 46.9 45 Market Outlook ATVs 1999 2000 2001 2002 2003 650 775 861 982 1041 ATV Sales Year 2003: 6% growth In Millions Opportunities/Risks 1. Opportunities: Capitalize on Sportsman line (Best Selling ATV line in the industry) Continue to grow RANGER super utility segment Successfully launch recent new products; 62% of line new for 2005 (800 EFI, Sportsman MV, Phoenix) European quadricycle opportunity 2. Risks: Competition increases promotional spending significantly Steel and aluminum pricing continues to escalate Land access issues grow Up about 10% 2000 2001 2002 2003 2004 Guidance 2004 Guidance 827 827 938 1043 1043 1043 52 52 North 45.9 46.9 45 43.9 Estimated Worldwide Market (Dollars in Billions) $6.0 $6.0 $1.0 Worldwide ATV Industry Growth $827 $827 $938 $1,043 } *Cruisers and Touring Segments, U.S. only +11% growth 21

ATVs Motorcycles* Snowmobiles 2004 Guidance 2004 Guidance 6 6 1 1043 1043 52 52 North 45.9 46.9 45 Market Outlook Victory Victory Sales Opportunities/Risk 1. Opportunities: Expand product line with new Hammer and 8-Ball models Continue to improve Victory dealerships Expand margin as volume grows Maintain momentum of brand acceptance and new product introduction 2. Risks: Increased competitive pressure from major motorcycle manufacturers Consumer confidence declines Continued solid growth - upper 20% range 2000 2001 2002 2003 2004 Guidance East 18 19 34 57 57 10 North 45.9 46.9 45 43.9 Estimated Worldwide Market (Dollars in Billions) $6.0 $6.0 $1.0 $18 $19 $34 $57 1999 2000 2001 2002 2003 Cruisers 184 220 259 308 344 Touring 65.2 80.2 90 107 143 All Motorcycles 340 420 432 514 560 Year 2003 growth for cruisers and touring combined was 5% Motorcycle Industry Growth +70% growth } *Cruisers and Touring Segments, U.S. only $ in millions

1999 2000 2001 2002 2003 2004 Guidance East 313 302 373 293 229 229 44 North 45.9 46.9 45 43.9 1998 1999 2000 2001 2002 2003 2004 255.9 233 213 213 206 187 181 ATVs Motorcycles* Snowmobiles 2004 Guidance 2004 Guidance 6 6 1 1043 1043 52 52 North 45.9 46.9 45 Market Outlook Snowmobiles Snowmobile Sales Opportunities/Risks 1. Opportunities: Successfully launch new Fusion and 900 RMK snowmobiles Gain back lost market share Expand on 50 years experience in the snowmobile business 2. Risks: Emissions regulations Lack of meaningful snowfall in key markets Grow in the Low 20% Range Estimated Worldwide Market (Dollars in Billions) $6.0 $6.0 $1.0 Worldwide Snowmobile Industry Growth Season-end March 31 $302 $373 $293 $229 -22% } *Cruisers and Touring Segments, U.S. only $ in millions

Snowmobiles PWC ATVs PG&A Motorcycles 43 51 6 7 4 1999 2000 2001 2002 2003 2004 Guidance 2004 Guidance East 158 180 209 203 223 223 54 13 3 North 45.9 46.9 45 43.9 Opportunities/Risks 1. Opportunities: Improve dealer merchandising of PG&A Accelerate product innovation with "Lock and Ride" products Continue to build the "Pure Polaris" brand with new and installed customer base 2. Risks: Competition from after-market suppliers All dealers not fully engaged. 3 Year CAGR: 15% Snowmobiles PWC ATVs PG&A Motorcycles 26 4 59 7 4 PWC 4% General Merchandise 7% ATV / RANGER 59% Snowmobiles 26% Victory 4% 2003 Sales Breakdown Market Outlook PG&A 2003 PG&A Sales by Product Accessories 43% Garments 6% Parts 51% + 10% Approximately equal to overall Company growth rate PG&A Sales $180 $209 $203 }

Financial Services Opportunities/Risk 1. Opportunities: Increase penetration rate Expand extended service contracts and insurance Continue to educate dealer base on profit potential of financial services 2. Risks: Consumer confidence declines Rapidly rising interest rates would slow growth 2001 2002 2003 PWC 2004 Guidance 2004 Guidance 12 9.2 9.3 0.7 1043 1043 52 52 North 45.9 46.9 45 43.9 $12.5 $9.2 $9.3 2001 2002 2003 PWC 2004 Guidance 2004 Guidance 547 588 581 0.7 1043 1043 52 52 North 45.9 46.9 45 43.9 $547 $588 $581 2001 2002 2003 PWC 2004 Guidance 2004 Guidance 1 4.4 13.2 0.7 1043 1043 52 52 North 45.9 46.9 45 43.9 $1.0 $4.4 $13.2 2001 2002 2003 PWC 2004 Guidance 2004 Guidance 160 329 517 0.7 1043 1043 52 52 North 45.9 46.9 45 43.9 $160 $329 $517 Wholesale portfolio - Polaris Acceptance (50/50 joint venture with GE Commercial Financial) Retail portfolio (50/50 partnership with Household Finance) (millions) Income from PA Receivable Portfolio Income from Household Agreement Receivable Portfolio (millions) (millions) (millions) 2003 Year End: Generated $23.6 million in income in 2003 from financial services High return on investment 33% in 2003 Portfolio losses are within industry norms

1999 2000 2001 2002 2003 2004 Guidance East 68 74 83 90 141 141 16 North 45.9 46.9 45 43.9 Market Outlook International Business Opportunities/Risks 1. Opportunities: Execute on-road Quadricycle opportunity Dealer direct opportunities in additional markets Improve overall dealer base 2. Risks: Currency fluctuations Asian competition + 57% growth 2004 Market $1.8 Billion Estimated Market Size For Polaris Products* $74 $83 $141 $90 International Sales * Polaris Estimate Strong Double Digit Growth } 31 Polaris Subsidiaries

ATV Product Innovation ATV Product Innovation Polaris Unique Features ATP Dumping Cargo box 3 traction options (Turf, 2x4, 4x4) with the new Versatrac system Twice the storage of most ATVs (up to 530 lbs) "Turf" mode unlocks rear differential for less damage to soft terrain Exclusive On-Demand All-Wheel Drive Sportsman 700 & 800 EFI Steady, consistent power at all speeds and acceleration Automatic Altitude and Temperature Adjustment 15% Improvement in fuel economy Large shocks and smoother ride Easiest ATV to accessorize; accessories attach in seconds - no tools required RANGER XP Revolutionary Lock & RideTM cargo system 700 EFI engine Independent rear suspension Industry-exclusive SpeedkeyTM system gives total control over top speed 2004 ATV of the Year Sportsman 700 EFI MV (Military Version) 2004 All-Terrain Pickup (ATP) 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 65 35 2 5 5 2 6 26 15 8 10 5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 67% ATVs Percentage of Sales 33 2005 Phoenix 200 Troy Lee Edition Predator RANGER XP Sportsman 800 EFI 2005 Sport ATV of the Year

Victory Motorcycles Product Innovation (Cruiser of the Year 2003) 2003 2004 Polaris Unique Features Vegas/Kingpin Powerful, 92 cubic inch Freedom V-Twin with standard electronic fuel injection Overhead cam with four valves per cylinder Aluminum swing arm with rising -rate linkage rear suspension for a smooth ride Rubber mounted handlebars minimizes vibration 8-Ball The distilled essence of Vegas Blacked-out, tough look Adds a new price point: $12,999 Less expensive than several Japanese competitors Hammer Bigger engine - 100ci/1634cc 6-speed overdrive transmission Wide rear tire - 250mm Vegas Kingpin (2004 V-Twin Bike of the Year) 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 4 96 2 5 5 2 6 26 15 8 10 5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 4% Victory Percentage of Sales of Sales of Sales of Sales of Sales 35 2005 8-Ball Hammer

Snowmobiles Product Innovation 2005 Polaris Unique Features 900 Fusion Rider Select Steering Superior seat design New Liberty Cleanfire(tm) 900 engine New IQ(tm) front suspension Accu-Trak(tm) 2 Skis 900 RMK Rider Select Steering Superior seat design New Liberty Cleanfire(tm) 900 engine New IQ(tm) front suspension Unique front end design for superior flotation in deep snow Series 4 track for increased traction and durability 900 Fusion 900 RMK 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 14 86 2 5 5 2 6 26 15 8 10 5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 15% snowmobiles Percentage of Sales 37

Parts Garments & Accessories Glacier Plow System: Mount plate attaches with 4 to 8 bolts Drive up, drive off Electric lift options Improved plow sales by 40% Lock & Ride System: Add or remove a cargo box, windshield or gun scabbard in seconds Warn winch designed to integrate with the factory installed wiring system on the new Sportsman to cut down installation time Double-tube bumpers, brush guards and rack extenders designed to integrate with factory designed mounting locations on the new Sportsman Sportsman Sportsman Sportsman Sportsman Sportsman Sportsman Sportsman Sportsman Sportsman Sportsman Sportsman Sportsman Sportsman Sportsman Sportsman Sportsman 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 14 86 2 5 5 2 6 26 15 8 10 5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 14% PG&A Percentage of Sales 39 39

Productivity continues to get better 11% reduction in Sportsman product cost in last three years Sales per employee from continuing operations ($ in thousands) Gross Margin Percentage* 1999 2000 2001 2002 2003 2003 2004 Guidance East 375 376 405 422 464 154 229 44 North 45.9 46.9 45 43.9 $375 2000 2001 2002 2003 2004 Guidance 2003 2004 Guidance East 0.217 0.215 0.226 0.234 0.234 154 229 0.02 44 North 45.9 46.9 45 43.9 $376 $405 $422 $464 21.7% 21.5% 22.6% 23.4% * Adjusted for exit from marine division Improve 10 to 30 bpts

Future Research and Development Center - Wyoming, Minnesota Remain a technology leader in the industry Consolidate R&D personnel into two locations Wyoming, Minnesota Roseau, Minnesota Supports future growth of the Company On-site field proving grounds Expect completion by mid- 2005 Roseau Wyoming

Improve the Dealer Network To grow the Company, we must help our dealers improve Build dealer profitability Leverage Polaris' competitive advantages Assist dealer showroom expansion through Capital Assistance Program Manage dealer inventory Provide training to dealers via Web-based interactive modules Seminars Enhanced dealer extranet Dealer Loyalty Program

Expectations for 2004* * All numbers reflect continuing operations and exclude the impact of the disposition of the marine business in the third quarter 2004.

The Goals . . . . Grow to $3 billion in sales by 2009 Expand net margins to 9% Build a dominant brand with industry-leading product quality and distribution Achieved by . . . . Growth Initiatives A leaner, stronger, more profitable dealer network:. 1500 - 1700 in North America. A bigger, stronger Victory motorcycle business Global expansion - focused in Europe first At least one "big" product idea derived from existing technology World-class technology development Relentless focus on productivity to fuel our growth. Global sourcing. The best team in the powersports industry, fueled with a consuming passion for the customer, the dealer and the ride Dominant in Powersports Product Innovation Build strength and share in existing strong businesses Dominance mindset in ATVs, Snowmobiles, and Utility Vehicles Waves of new products - planned and executed flawlessly Gradually build powertrain capability to control our destiny Expand PG & A and Financial Services through integrated offerings In Summary

1995 Private Securities Reform Act Polaris Industries Inc. Disclosure Statement Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements.

Appendix Regulation G Reconciliation 53